UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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IMPRIVATA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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E-mail to Imprivata Employees

All:

Last night, our Board of Directors authorized the purchase of all outstanding shares of Imprivata stock by private equity firm Thoma Bravo in which Imprivata stockholders will receive $19.25 in cash for each share of Imprivata common stock. This represents a significant 39% premium over our 30 day trailing average stock price.

Thoma Bravo is a leading private equity firm that focuses on creating value by partnering with management at successful technology companies to drive rapid, sustained growth. They see Imprivata as an attractive investment opportunity as the market leader in an expanding industry, with a best-in-class portfolio of products and a talented team. Members of the Thoma Bravo team will be in Lexington later this week, and we will arrange for an all-hands call so you can meet them in person and virtually.

I am proud of what we have built together at Imprivata and this transaction marks another significant milestone. Transitioning back to a private company represents an exciting opportunity for us to better execute our vision over the next few years. As a multi-product company, becoming private will allow for much more flexibility to package, bundle and deliver our solutions without being hindered by public company rules. I am looking forward to working with Thoma Bravo in building a sustainable, high growth company that continues to transform the healthcare industry.

We anticipate that a stockholder vote on the merger will take place in late Q3 of this year. In addition, the transaction still must clear the regulatory hurdles associated with the sale of a publicly traded company. Upon closing, all unvested and unexercised stock options will accelerate in full in connection with the transaction and all employees will receive the cash value of all outstanding and unexercised options when the transaction closes, less applicable withholding taxes.

Over the coming weeks and months, I ask all of you to remain focused on achieving our 2016 operating plan and goals. Everything is business as usual.

We will be reviewing these developments at a company meeting today at 12pm EDT. An invitation will be sent to you later this morning.

Omar

Omar Hussain

President and CEO

Office: +1-781-674-2757

10 Maguire Road

Lexington, MA 02421

www.imprivata.com

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about the Company, including statements that involve risks and uncertainties concerning Parent’s proposed acquisition of the Company. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of the Company, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the potential effects of disruption to the Company’s business from the pending Merger, and the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. In addition, please refer to the documents that the Company files with the SEC which identify and address other important factors that could cause results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except as required by applicable law, the Company does not undertake any duty to update any of the information in this document.

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Parent and the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed merger will be submitted to Company stockholders for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of the proxy statement, any amendments or supplements thereto, and other documents containing important information about the Company, once such documents are filed with the SEC, free of charge at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company on the Company’s investor relations website at http://investor.imprivata.com/ or by contacting Company investor relations at jbray@imprivata.com.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 15, 2016 and in subsequent documents to be filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the Company’s participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed by the Company with the SEC when they become available.

Thoma Bravo & Imprivata Employee FAQ

1.	What was announced on July 13, 2016 regarding Imprivata and Thoma Bravo?
•	Imprivata has entered into a definitive agreement to be acquired by leading private equity investment firm Thoma Bravo for $19.25 per share in cash, a significant 39% premium over the previous 30 day trailing avg price.
•	At the conclusion of the transaction, Imprivata will be a privately owned company.

2.	Why did the Board decide to take the Company private?
•	The Board, acting through its Special Committee, evaluated a full range of financial and strategic alternatives to maximize value for Imprivata’s stockholders.
•	The Special Committee unanimously determined that this offer is the best way to maximize value for Imprivata’s stockholders, providing immediate and substantial cash value.
•	As a private company, Imprivata will be able to better execute our multi-product strategy with increased flexibility to package, bundle and deliver our solutions without being hindered by public company rules.
•	Thoma Bravo is a strong financial partner with significant experience and expertise, allowing us to focus on our long-term growth strategy and transforming the healthcare industry.

3.	What is private equity and who is Thoma Bravo?
•	Private equity is equity capital that is not quoted on a public exchange. Private equity consists of investors and funds that make investments directly into private companies or conduct buyouts of public companies that result in a delisting of public equity.
•	Thoma Bravo is a leading San Francisco based private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. Thoma Bravo targets investments in companies with strong business franchises led by experienced executives who aspire to achieve industry leadership. The firm works in close partnership with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions to rapidly improve revenue and earnings and increase equity value. Thoma Bravo currently manages a series of private equity funds representing more than $17.0 billion of equity commitments.

4.	Are there any immediate changes that Thoma Bravo is expected to make? How will this affect the day-to-day operations at Imprivata?

•	It is business as usual. We currently expect to close the Merger in the third quarter of 2016. The transaction is subject to approval from Imprivata stockholders, regulatory approval and other customary closing conditions.
•	It is important to note that Thoma Bravo is a financial buyer, not a strategic (acquiring company in our industry) buyer and therefore the focus will be on working with our team to continue to build and grow a great company as opposed to focused on identifying significant areas of redundancy leading to layoffs that may be typical in a strategic acquisition.

5.	Does Thoma Bravo subscribe to our core values?
•	Throughout this process, the members of our management have come to know the Thoma Bravo team well, and we are fully confident that they are the right partner for Imprivata both strategically and culturally.
•	Thoma Bravo has the highest praise for our team members, our innovation and the reputation we’ve earned in the market. They are now eager to partner to achieve even greater success.

6.	How will we be notifying our customers and partners of the Merger?
•	A customer and partner communication will be sent by this Friday, the 15th of July. Copies of the communication will be made available to the field sales and service teams.

7.	What about my compensation and benefits?
•	There are no planned changes at this time. It is business as usual.

8.	What will happen to my stock options and/or shares of owned IMPR stock?
•	Immediately prior to the time when the Merger is completed (referred to as the “closing”), all unvested and unexercised stock options will accelerate in full in connection with the transaction and all employees will receive an amount of cash for all outstanding and unexercised options (including any options that were accelerated in connection with closing) when the transaction closes equal to the spread value between the strike price for those options and the per share merger consideration of $19.25 (i.e., if your options have a strike price of $10, you will receive $9.25 in cash), less applicable withholding taxes.
•	If you own shares of Imprivata stock you will receive a cash payout following the Merger equal to the number of Imprivata shares you own times the per share merger consideration of $19.25, less any applicable withholding taxes.

9.	Am I able to exercise my stock options and sell my Imprivata shares prior to the Merger?
•	Subject to our insider trading policy, you are permitted to exercise stock options (to the extent they are or become exercisable). However, the quarterly trading window is currently closed and will re-open in August following the release of our Q2 earnings report.
•	If you have any questions, contact John Milton, our General Counsel.

10.	What will happen to my ESPP shares?
•	Assuming the Merger closes, the current offering period under Imprivata’s Employee Stock Purchase Plan (the “ESPP”) ending August 31, 2016, will be the last one. All shares purchased under the ESPP will be cancelled and converted into the right to receive a payment equal to the merger consideration of $19.25.

11.	I have vacation or personal days planned. Do I need to change those plans?
•	No. You have earned that time off and we want you to enjoy it.

12.	Where can I direct specific questions?
•	Please don’t hesitate seek out a member of the executive team to answer any questions you may have.

13.	What should I do if I get questions from the media, investors or others?
•	It’s likely that this situation will generate lots of interest from the media and others. If you receive any calls or requests for information from media, please immediately refer them to John Hallock. Calls or request for information from investors should be directed to Jeff Bray.

*********************************************************************************************

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about the Company, including statements that involve risks and uncertainties concerning Parent’s proposed acquisition of the Company. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of the Company, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the potential effects of disruption to the Company’s business from the pending Merger, and the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. In addition, please refer to the documents that the Company files with the SEC which identify and address other important factors that could cause results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except as required by applicable law, the Company does not undertake any duty to update any of the information in this document.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.imprivata.com/) or by writing to the Company’s Secretary at 10 Maguire Road, Suite 125, Lexington, MA 02421.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 15, 2016 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Customer E-mail (Announcement)

Dear Imprivata customer,

As a valued Imprivata customer, we want to share some exciting news with you. This morning Imprivata, the healthcare IT security company, announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, LLC, a leading private equity investment firm.

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. As a private company, we expect to be able to take more of a long-term perspective on our business and strategy, and we will benefit from added flexibility and a strong financial partner with significant experience and expertise. All allowing us to focus on our customers and long-term growth strategy.

Over the next few weeks we will keep you updated on the progress of the acquisition which we expect to close by end of September. Since this is a financial transaction only, we anticipate no changes related to your sales and support and our day to day operations. We are committed to delivering a world-class customer experience and we look forward to working closely with you to continue a long and mutually beneficial relationship.

For additional information we refer you to the press release, which you can see below.

Sincerely,

Omar Hussain

President and CEO

IMPRIVATA AGREES TO BE ACQUIRED BY THOMA BRAVO

Thoma Bravo to pay $19.25 per share, representing a 33% premium to Imprivata’s stock price

Transaction valued at approximately $544 million

San Francisco, CA and Lexington, MA – July 13, 2016 – Imprivata® (NYSE: IMPR), the healthcare IT security company, announced that it has entered into a definitive agreement to be acquired by an affiliate of Thoma Bravo, LLC, a leading private equity investment firm. Under the terms of the agreement, shareholders of record will receive $19.25 in cash per share of Imprivata common stock, which represents a 33% premium to Imprivata’s last closing stock price of $14.50. The value of the transaction is approximately $544 million.

“We’re tremendously excited about Thoma Bravo’s investment in our company and believe this transaction represents a great outcome for our current shareholders,” said Omar Hussain, President and CEO of Imprivata. “Given Thoma Bravo’s successful track record in both security and healthcare IT, today’s partnership is an endorsement of Imprivata’s corporate vision and our relentless focus on the customer experience — a value which has established us as the vendor of choice in healthcare IT security. We are now in a stronger position to pursue market opportunities through innovating and expanding the products and services we offer.”

“The need to combine strong, compliant security technology with ease of access in the healthcare industry is growing by the day,” said Scott Crabill, a Managing Partner at Thoma Bravo. “Imprivata is clearly positioned as the strongest vendor in this space and has a unique opportunity to continue to expand its market presence by providing additional high-value products to its customers.”

“The Imprivata security platform provides mission critical technologies that are deeply embedded within the daily workflows of the world’s largest and most prestigious hospitals and healthcare institutions” said Chip Virnig, a Principal at Thoma Bravo. “Moreover, the company has a proven track record of organically and inorganically introducing new technologies into the marketplace, while also expanding across new geographies. We look forward to continuing to support Imprivata’s growth trajectory as a private company.”

Barclays is acting as exclusive financial advisor to Imprivata, and Goodwin Procter LLP is serving as legal advisor to Imprivata. Kirkland & Ellis LLP is serving as legal advisor to Thoma Bravo.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. The firm seeks to create value by collaborating with company management to improve business operations and provide capital to support growth initiatives. Thoma Bravo invests with a particular focus on application and infrastructure software and technology enabled services. The firm currently manages a series of private equity funds representing more than $17 billion of equity commitments. For more information, visit www.thomabravo.com.

About Imprivata

Imprivata®, the healthcare IT security company, enables healthcare organizations globally to access, communicate, and transact patient information securely and conveniently. The Imprivata platform addresses critical compliance and security challenges while improving productivity and the patient experience. For more information, please visit www.imprivata.com.

Source: Imprivata

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investor.imprivata.com/) or by writing to the Company’s Secretary at 10 Maguire Road, Building 1, Suite 125, Lexington, MA 02421.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 15, 2016 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our healthcare customer base, and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and our expected financial results for the remainder of 2016 and beyond. All statements other than statements of historical fact contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “could,” “increases,” “improves,” “reduces,” “implements,” “results,” “addresses,” or the negative of these terms or other comparable terminology. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Imprivata’s control. Imprivata’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, our ability to successfully develop and introduce new solutions and products for existing solutions; our ability to attract new customers and retain and increase sales to existing customers; developments in the healthcare industry or regulatory environment; seasonal variations in the purchasing patterns of our customers; longer sales cycles associated with more complex deals in our healthcare business; slower growth in the non-core areas of our business; the lengthy and unpredictable sales cycles for new customers; our ability to successfully integrate HT Systems and other businesses and assets that we may acquire; our ability to market and sell any acquired products from HT Systems and future acquisitions; our ability to maintain successful relationships with our channel partners and technology alliance partners; our dependency on sole source suppliers and a contract manufacturer for hardware components of our Imprivata OneSign and Imprivata PatientSecure solutions; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of protected health information; our ability to protect our intellectual property rights, and the other risks detailed in Imprivata’s risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 2, 2016, as well as other documents that may be filed by Imprivata from time to time with the SEC. The forward-looking statements included in this press release represent Imprivata’s views as of the date of this press release. Imprivata undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT INFORMATION

For Imprivata:

Investor relations:	Jeff Bray, CFA
Director of Investor Relations
781-761-1417
jbray@imprivata.com

Media contact:	John Hallock
Vice President, Corporate Communications
781-761-1921
jhallock@imprivata.com

For Thoma Bravo:

Media Contact:	Matthew Gorton
Hiltzik Strategies
212-776-1161
mgorton@hstrategies.com

Imprivata Partner E-mail (Announcement)

Dear partner,

As a valued Imprivata partner, we want to share some exciting news with you. This morning Imprivata, the healthcare IT security company, announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, LLC, a leading private equity investment firm.

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. As a private company, we expect to be able to take more of a long-term perspective on our business and strategy, and we will benefit from added flexibility and a strong financial partner with significant experience and expertise, allowing us to focus on our long-term growth strategy.

Over the next few weeks we will keep you updated on the progress of the acquisition which we expect to close by end of September. Since this is a financial transaction only, we anticipate no changes related to your support and our day to day operations. We are committed to delivering a world-class customer experience and we look forward to working closely with you to continue a long and mutually beneficial relationship.

For additional information we refer you to the press release, which you can find below If you have any questions or comments, please don’t hesitate to contact us.

Sincerely,

Omar Hussain

President and CEO

IMPRIVATA AGREES TO BE ACQUIRED BY THOMA BRAVO

Thoma Bravo to pay $19.25 per share, representing a 33% premium to Imprivata’s stock price

Transaction valued at approximately $544 million

San Francisco, CA and Lexington, MA – July 13, 2016 – Imprivata® (NYSE: IMPR), the healthcare IT security company, announced that it has entered into a definitive agreement to be acquired by an affiliate of Thoma Bravo, LLC, a leading private equity investment firm. Under the terms of the agreement, shareholders of record will receive $19.25 in cash per share of Imprivata common stock, which represents a 33% premium to Imprivata’s last closing stock price of $14.50. The value of the transaction is approximately $544 million.

“We’re tremendously excited about Thoma Bravo’s investment in our company and believe this transaction represents a great outcome for our current shareholders,” said Omar Hussain, President and CEO of Imprivata. “Given Thoma Bravo’s successful track record in both security and healthcare IT, today’s partnership is an endorsement of Imprivata’s corporate vision and our relentless focus on the customer experience — a value which has established us as the vendor of choice in healthcare IT security. We are now in a stronger position to pursue market opportunities through innovating and expanding the products and services we offer.”

“The need to combine strong, compliant security technology with ease of access in the healthcare industry is growing by the day,” said Scott Crabill, a Managing Partner at Thoma Bravo. “Imprivata is clearly positioned as the strongest vendor in this space and has a unique opportunity to continue to expand its market presence by providing additional high-value products to its customers.”

“The Imprivata security platform provides mission critical technologies that are deeply embedded within the daily workflows of the world’s largest and most prestigious hospitals and healthcare institutions” said Chip Virnig, a Principal at Thoma Bravo. “Moreover, the company has a proven track record of organically and inorganically introducing new technologies into the marketplace, while also expanding across new geographies. We look forward to continuing to support Imprivata’s growth trajectory as a private company.”

Barclays is acting as exclusive financial advisor to Imprivata, and Goodwin Procter LLP is serving as legal advisor to Imprivata. Kirkland & Ellis LLP is serving as legal advisor to Thoma Bravo.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. The firm seeks to create value by collaborating with company management to improve business operations and provide capital to support growth initiatives. Thoma Bravo invests with a particular focus on application and infrastructure software and technology enabled services. The firm currently manages a series of private equity funds representing more than $17 billion of equity commitments. For more information, visit www.thomabravo.com.

About Imprivata

Imprivata®, the healthcare IT security company, enables healthcare organizations globally to access, communicate, and transact patient information securely and conveniently. The Imprivata platform addresses critical compliance and security challenges while improving productivity and the patient experience. For more information, please visit www.imprivata.com.

Source: Imprivata

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investor.imprivata.com/) or by writing to the Company’s Secretary at 10 Maguire Road, Building 1, Suite 125, Lexington, MA 02421.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 15, 2016 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our healthcare customer base, and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and our expected financial results for the remainder of 2016 and beyond. All statements other than statements of historical fact contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “could,” “increases,” “improves,” “reduces,” “implements,” “results,” “addresses,” or the negative of these terms or other comparable terminology. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Imprivata’s control. Imprivata’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, our ability to successfully develop and introduce new solutions and products for existing solutions; our ability to attract new customers and retain and increase sales to existing customers; developments in the healthcare industry or regulatory environment; seasonal variations in the purchasing patterns of our customers; longer sales cycles associated with more complex deals in our healthcare business; slower growth in the non-core areas of our business; the lengthy and unpredictable sales cycles for new customers; our ability to successfully integrate HT Systems and other businesses and assets that we may acquire; our ability to market and sell any acquired products from HT Systems and future acquisitions; our ability to maintain successful relationships with our channel partners and technology alliance partners; our dependency on sole source suppliers and a contract manufacturer for hardware components of our Imprivata OneSign and Imprivata PatientSecure solutions; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of protected health information; our ability to protect our intellectual property rights, and the other risks detailed in Imprivata’s risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 2, 2016, as well as other documents that may be filed by Imprivata from time to time with the SEC. The forward-looking statements included in this press release represent Imprivata’s views as of the date of this press release. Imprivata undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT INFORMATION

For Imprivata:

Investor relations:	Jeff Bray, CFA
Director of Investor Relations
781-761-1417
jbray@imprivata.com

Media contact:	John Hallock
Vice President, Corporate Communications
781-761-1921
jhallock@imprivata.com

For Thoma Bravo:

Media Contact:	Matthew Gorton
Hiltzik Strategies
212-776-1161
mgorton@hstrategies.com